SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☒ Definitive Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

FOUNDRY NETWORKS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement no.:

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(4)	Date Filed:

FOUNDRY NETWORKS, INC.

Notice of Annual Meeting of Stockholders
To Be Held June 14, 2002

The Annual Meeting of Stockholders (the “Annual Meeting”) of Foundry Networks, Inc., a Delaware corporation (the “Company”), will be held at the Westin Santa Clara Hotel, located at 5101 Great America Parkway, Santa Clara, CA 95054 on Friday, June 14, 2002, at 10:00 a.m., local time, for the following purposes:

1. To elect five (5) directors to serve until the next Annual Meeting or until their respective successors are elected and qualified;

2. To amend the Company’s 1996 Stock Plan to provide for the reservation of 2,000,000 additional shares of common stock for issuance thereunder;

3. To amend the Company’s 1999 Directors’ Stock Option Plan to provide for the reservation of 2,000,000 additional shares of common stock for issuance thereunder; and

4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

These proposals are more fully described in the Proxy Statement which is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on April 16, 2002 as the record date for determining the stockholders entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, however, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By	Order of the Board of Directors,

Tim	othy D. Heffner
Vice President, Finance and Administration and
Chief Financial Officer

San Jose, California
May 14, 2002
IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

FOUNDRY NETWORKS, INC.
2100 GOLD STREET
P.O. BOX 649100
SAN JOSE, CALIFORNIA 95164-9100

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Foundry Networks, Inc., a Delaware corporation, of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders to be held at the Westin Santa Clara Hotel, located at 5101 Great America Parkway, Santa Clara, CA 95054 on Friday, June 14, 2002, at 10:00 a.m., local time, and any adjournment or postponement thereof.

This Proxy Statement, the enclosed proxy card and the Company’s Annual Report to Stockholders for the year ended December 31, 2001, including financial statements, were first mailed to stockholders entitled to vote at the meeting on or about May 14, 2002.

In this Proxy Statement:

•	“We,” “us,” “our,” “Foundry” and the “Company” refer to Foundry Networks, Inc.
•	“Annual Meeting” or “Meeting” means our 2002 Annual Meeting of Stockholders
•	“Board of Directors” or “Board” means our Board of Directors
•	“SEC” means the Securities and Exchange Commission

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention: Jeff Davitt) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Record Date; Voting Securities

The close of business on April 16, 2002 has been fixed as the record date (the “Record Date”) for determining the holders of shares of common stock of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had approximately 119,946,927 shares of common stock outstanding and held of record by approximately 464 stockholders.

Voting and Solicitation

Each outstanding share of common stock on the Record Date is entitled to one vote on all matters. Shares of common stock may not be voted cumulatively.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the “Inspector”) with the assistance of the Company’s transfer agent. The Inspector will also determine whether or not a quorum is present. The presence of a quorum is required to transact the business proposed to be transacted at the Annual Meeting. The presence in person or by proxy of holders of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum. The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Provided a quorum is present, the nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy at the meeting. All other matters submitted to the stockholders will require the affirmative vote of a majority of shares present in person or represented by proxy at the meeting. Abstentions will have no effect on the vote for election of directors, but will have the same practical effect as a negative vote on all other matters submitted to the stockholders.

The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted (i) FOR the election of each of the five (5) nominees for director named below, (ii) FOR an increase of 2,000,000 shares reserved for issuance under the Company’s 1996 Stock Plan, (iii) FOR an increase of 2,000,000 shares reserved for issuance under the Company’s 1999 Directors’ Stock Option Plan, and (iv) as the proxy holders deem advisable on other matters that may come before the meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general requirements of Delaware law concerning voting of shares and determination of a quorum.

The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting. In addition, the Company may reimburse brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company’s common stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

Annual Report and Form 10-K

AN ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 IS ENCLOSED WITH THIS PROXY STATEMENT. IN ADDITION, UPON WRITTEN REQUEST, WE WILL, WITHOUT CHARGE, FURNISH YOU WITH A COPY OF OUR FORM 10-K FILED FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001. THE REQUEST SHOULD BE SENT TO THE ATTENTION OF JEFF DAVITT, STOCK ADMINISTRATOR, FOUNDRY NETWORKS, INC., P.O. BOX 649100, SAN JOSE, CA 95164. ALTERNATIVELY, THE FORM 10-K MAY BE ACCESSED VIA THE INTERNET FROM THE WEBSITE FOR THE SECURITIES AND EXCHANGE COMMISSION, WWW.SEC.GOV.

Situation With Respect To Arthur Andersen LLP, Our Independent Public Accountants

Generally, as part of the Annual Meeting of Stockholders and Proxy Statement, the Board of Directors makes a recommendation that the stockholders ratify the appointment of the independent public accountants selected by the Board of Directors. Currently, our independent public accountants are Arthur Andersen LLP. Due to the indictment of Arthur Andersen LLP by the U.S. Department of Justice and general uncertainty regarding Arthur Andersen LLP’s situation, the audit committee has recommended to our Board of Directors that the Company defer appointing independent public accountants for the fiscal year 2002 audit until there is more certainty. Arthur Andersen LLP has been appointed to perform the review of our first quarter results to be included in the related Form 10-Q for the quarter ended March 31, 2002. If our Board of Directors concludes not to reappoint Arthur Andersen LLP, the Board of Directors will expedite the selection process of an accounting firm qualified to perform the 2002 audit and announce a new recommendation as soon as deliberations are complete.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees

At the Annual Meeting, the stockholders will elect five (5) directors to serve until the 2003 Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the five (5) nominees receiving the highest number of votes will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted FOR the election of each of the five (5) nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

The Board has nominated the current members of the Board to be reelected to serve until the 2003 Annual Meeting or until their respective successors are elected and qualified. The names of the nominees, their ages as of April 16, 2002 and certain other information about them are set forth below:

Name of Nominee	Age	Principal Occupation	Director Since
Bobby R. Johnson, Jr	45	President, Chief Executive Officer and Chairman of the Board of Directors of the Company	1996
Andrew K. Ludwick (2)	56	Private Investor	1999
Alfred J. Amoroso (2)	52	President and Chief Executive Officer of CrossWorlds Software, Inc.	2000
C. Nicholas Keating, Jr.(1)(2)	60	President and Chief Executive Officer of IP Infusion Inc.	2000
J. Steven Young (1)	40	Co-Founder and Chairman of the Board of Directors of Found, Inc.	2000

(1)	Member of compensation committee.
(2)	Member of audit committee.

There are no family relationships among any of the directors or executive officers of the Company.

Bobby R. Johnson, Jr. co-founded Foundry and has served as President, Chief Executive Officer and Chairman of the board of directors of Foundry since its inception in May 1996. From August 1993 to October 1995, Mr. Johnson co-founded and served as President, Chief Executive Officer and Chairman of the board of directors of Centillion Networks, Inc., a provider of local area network switches. From September 1991 to February 1993, he was Vice President and General Manager of Internetworking Hardware for Network Equipment Technologies, a wide area networking company. Mr. Johnson holds a B.S. with honors from North Carolina State University.

Andrew K. Ludwick has served as a member of the board of directors of Foundry since May 1999. From September 1995 to October 1997, Mr. Ludwick was Chief Executive Officer of Bay Networks, a networking company. From July 1985 to September 1995, he was founder, President and Chief Executive Officer of SynOptics, an internetworking company. Mr. Ludwick holds a B.A. from Harvard College and an M.B.A. from Harvard Business School.

Alfred J. Amoroso has served as a member of the board of directors of Foundry since October 2000. From October 1999 until its merger with IBM in January 2002, Mr. Amoroso served as President, Chief Executive Officer and a director of CrossWorlds Software, Inc; Mr. Amoroso is currently managing the integration of CrossWorlds with IBM. From May 1997 to October 1999, he served as General Manager of IBM global services Asia Pacific. From 1993 to 1997, he held various other management positions at IBM, including General Manager of the worldwide insurance business unit, General Manager of the North American insurance business unit and President of the insurance consulting practice. Before joining IBM, Mr. Amoroso held various positions at Price Waterhouse, now PricewaterhouseCoopers, from 1985 to 1993 including lead technology partner and partner in charge of the worldwide insurance consulting practice. Mr. Amoroso holds a B.S. in systems engineering and M.S. in operations research from Polytechnic Institute of Brooklyn.

C. Nicholas Keating, Jr. has served as a member of the board of directors of Foundry since October 2000. Since October 2000, Mr. Keating has been the President and Chief Executive Officer of IP Infusion Inc., an Internet protocol software development company. He had previously been appointed a member of the board of directors of IP Infusion Inc. in July 2000. From February 1999 to January 2001, he was President and Chief Executive Officer of US Search.com Inc., a Web-based supplier of information products and services. From January 1994 to February 1999 he was a business advisor to a number of companies in the networking, software and semiconductor industries. From May 1987 until December 1993, Mr. Keating served as Vice-President of Network Equipment Technologies, a wide area networking company. In addition to IP Infusion, Inc., Mr. Keating also serves as a director of Network Equipment Technologies. Mr. Keating holds a B.A. and M.A. from American University and was a Fulbright Scholar.

J. Steven Young has served as a member of the board of directors of Foundry since October 2000. Mr. Young co-founded and has served as the Chairman of the board of directors of Found, Inc., an e-infrastructure technology solution provider, since February 1999. Mr. Young also serves as a member of the boards of directors of a number of private companies. From May 1987 to June 2000, Mr. Young was the quarterback of the San Francisco 49ers. Mr. Young holds a B.S and J.D. from Brigham Young University.

Meetings and Committees of the Board of Directors

During the period from January 1, 2001 through December 31, 2001 (the “last fiscal year”), the Board met five (5) times and took action by written consent four (4) times. Mr. Ludwick was the sole director, who served as a director during the entire last fiscal year, who attended fewer than 75% of the aggregate number of meetings of the Board and meetings of the committees of the Board on which he serves.

The Board has two committees, an audit committee and a compensation committee. From January 2001 through August 2001, the compensation committee consisted of Mr. Seith Neiman (who resigned from the Board effective August 7, 2001), from August 7, 2001 through November 6, 2001 the compensation committee consisted of Mr. Ludwick and thereafter the compensation committee consisted of Messrs. Keating and Young. From January 2001 though August 2001, the audit committee consisted of Messrs. Neiman (who resigned from the Board effective August 7, 2001), Ludwick and Keating, from August 7, 2001 through November 6, 2001, the audit committee consisted of Messrs. Ludwick and Keating, and thereafter the audit committee consisted of Messrs. Amoroso, Ludwick and Keating. During the year ended December 31, 2001, the audit committee met four (4) times, and the compensation committee did not meet, but took action by written consent two (2) times. The audit committee recommends the engagement of the Company’s independent auditors and monitors the effectiveness of the audit effort, the Company’s financial and accounting organization and its system of internal accounting controls. The compensation committee establishes and administers the Company’s policies regarding annual executive salaries, cash incentives, and equity incentive plans. The Board has no nominating committee or committee performing such functions.

Compensation of Directors

Directors currently receive no cash fees for services provided in that capacity. The Company’s 1999 Directors Stock Option Plan (the “Directors Plan”), which took effect upon the closing of its initial public offering in October 1999, provides that each person who becomes a non-employee director of the Company will be granted a nonstatutory stock option to purchase 225,000 shares of common stock on the date on which the optionee first becomes a non-employee director of the Company. Thereafter, on the date of each annual meeting of the Company’s stockholders at which a director is elected, each such non-employee director shall be granted an option to purchase 60,000 shares of common stock if, on such date, he or she shall have served on the Company’s Board for at least six months. The Directors Plan provides that stock options granted under it will vest and become exercisable as to 25% of the shares subject to the options on the first anniversary of the date of grant of the options and as to 1/48th of the shares subject to the option on each monthly anniversary of the date of grant of the option thereafter, provided that they will vest and become exercisable in full immediately prior to a transaction which constitutes a “Change of Control,” defined as a sale of all or substantially all of the Company’s assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

Each of the current non-employee directors of Foundry has served for more than six months at the time of the Annual Meeting, so each will receive an option to purchase 60,000 shares of the Company’s common stock under the Directors Plan if they are reelected to the Board at the Annual Meeting.

In an action by written consent dated February 28, 2001, Messrs. Amoroso, Keating and Young each were granted an additional option to purchase 112,500 shares of the Company’s common stock, and Messrs. Neiman and Ludwick each were granted an additional option to purchase 20,000 shares of the Company’s common stock. These options had a per share exercise price of $11.50, the then fair market value of the common stock based on the closing price of the Company’s common stock as listed on the Nasdaq National Market on that date, were granted under the Company’s 1996 Stock Plan and vest and become exercisable as to 1/24th of the shares subject to the option on at the end of each month after the date of grant.

In connection with the Company’s 2001 Annual Meeting, on June 6, 2001, each of Messrs. Amoroso, Keating, Ludwick, Neiman, and Young were automatically granted an option to purchase 60,000 shares of Company common stock. These options had a per share exercise price of $18.88, the then fair market value of the common stock based on the closing price of the Company’s common stock as listed on the Nasdaq National Market on that date, were granted under the Directors Plan and vest and become exercisable as to 1/4th of the shares subject to the option on June 6, 2002, and as to 1/48th of the shares subject to the option on the 6th of each month thereafter.

Transactions with Management

In September 2001, the Company purchased software licenses from IP Infusion, Inc. C. Nicholas Keating, Jr., a member of our Board of Directors, is the President and Chief Executive Officer of IP Infusion, Inc. The aggregate license, maintenance and support fees resulting from this transaction were $165,000. The Company may license other software from IP Infusion, Inc. in the future.

Recommendation of the Board:

THE BOARD RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES NAMED ABOVE.

PROPOSAL NO. 2: APPROVAL OF AMENDMENT TO 1996 STOCK PLAN

You are being asked to approve the amendment of our 1996 Stock Plan (the “1996 Plan”) in order to include an additional 2,000,000 shares of common stock for issuance under the plan and the reservation of such additional shares for issuance. A summary of the principal features of the 1996 Plan follows. The summary is not a complete description of all the provisions of the 1996 Plan. If you wish to obtain a copy of the actual plan document, please send a written request to Jeff Davitt, Stock Administrator, Foundry Networks, Inc., P.O. box 649100, San Jose, CA 95164.

The 1996 Plan was adopted by the Board of Directors in July 1996. To date, a total of 61,235,683 shares of common stock have been reserved for issuance under the 1996 Plan; the proposed amendment would result in an additional 2,000,000 shares being reserved for issuance under the 1996 Plan. The Board believes that option grants under the 1996 Plan are necessary to attract qualified employees, officers and consultants, and to retain its current employees, officers and consultants. Accordingly, we are asking the stockholders to approve the amendment to the 1996 Plan.

Vote Required

The approval of the amendment of the 1996 Plan and the reservation of 2,000,000 additional shares for issuance under the plan requires the affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting in person or by proxy and entitled to vote.

        1996 Stock Plan Summary

Administration

If permitted by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Section 162(m) of the Internal Revenue Code of 1986 (the “Code”), and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the “Applicable Laws”), grants under the 1996 Plan may (but need not) be made by different administrative bodies with respect to employees or consultants who are also officers or directors and employees who are neither directors nor officers.

With respect to grants of options to employees or consultants who are also officers or directors of the Company, grants under the 1996 Plan shall be made by (A) the Board, if the Board may make grants under the 1996 Plan in compliance with Rule 16b-3 of the Exchange Act and Section 162(m) of the Code as the latter applies so as to qualify grants of options to certain executive officers as performance-based compensation, or (B) a committee designated by the Board to make grants under the 1996 Plan, which committee shall be constituted in such a manner as to permit grants under the 1996 Plan to comply with Rule 16b-3, to qualify grants of options to certain executive officers as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

With respect to grants of options to employees or consultants who are neither directors nor officers of the Company, the 1996 Plan will be administered by (A) the Board or (B) a committee designated by the Board, which committee will be constituted in such a manner so as to satisfy the Applicable Laws. The Board or the committee designated by the Board to administer the 1996 Plan is referred to in this Proxy Statement as the “Administrator.” The Administrator receives no additional compensation for its services in connection with the administration of the 1996 Plan.

Eligibility

The 1996 Plan provides that options may be granted to employees (including officers and directors who are also employees) and consultants of the Company (including non-employee directors). Incentive stock options may be granted only to employees. The Administrator selects the optionees and determines the number of shares and the exercise price to be associated with each option. In making such determination, the Administrator takes into account the duties and responsibilities of the optionee, the value of the optionee’s services, the optionee’s present and potential contribution to the success of the Company, and other relevant factors. As of April 16, 2002, there were approximately 585 employees, officers and directors eligible to participate in the 1996 Plan.

The 1996 Plan provides that the maximum number of shares of common stock which may be granted under options and stock purchase rights to any one employee under the 1996 Plan during any fiscal year is 3,000,000, subject to adjustment as provided in the 1996 Plan. There is also a limit on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

Terms of Options

The terms of options granted under the 1996 are determined by the Administrator. Each option is evidenced by a stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

Exercise of the Option.    The Administrator determines when options are exercisable. With respect to options granted after the effective date of the Company’s initial public offering, optionees must earn the right to exercise options by continuing to work for the Company. Options granted prior to the Company’s initial public offering were generally exercisable by an optionee in full immediately upon grant, subject to the Company’s right to repurchase at cost any shares that remained unvested upon cessation of the optionee’s employment with the Company. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of common stock to be purchased, and by tendering payment of the purchase price to the Company. The method of payment of the exercise price of the shares purchased upon exercise of an option is determined by the Administrator.

Exercise Price.    The exercise price of options granted under the 1996 Plan is determined by the Administrator, and must be at least equal to the fair market value of the shares on the date of grant, in the case of incentive stock options, as determined by the Administrator, based upon the closing sales price on the Nasdaq National Market on the date of grant. Incentive stock options granted to stockholders owning more than 10% of the total combined voting power of all classes of the Company’s stock (such holders are referred to as “10% Stockholders”) are subject to the additional restriction that the exercise price on such options must be at least 110% of the fair market value on the date of the grant. Nonstatutory stock options granted to certain of the Company’s executive officers are subject to the additional restriction that the exercise price on such options must be at least 100% of the fair market value on the date of grant if such options are intended to qualify as performance-based compensation under Section 162(m) of the Code. The closing sales price of one share of the Company’s common stock on April 16, 2002 was $6.24.

Termination of Employment.    If the optionee’s employment or consulting relationship with the Company is terminated for any reason other than death or disability, options under the 1996 Plan may be exercised not later than three months (or such lesser amount of time to be determined by the Administrator but not less than thirty days) after the date of such termination to the extent the option was exercisable on the date of such termination. In no event may an option be exercised by any person after the expiration of its term.

Disability.    If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of or her disability, options may be exercised within six months (twelve months in the case of a total and permanent disability) after the date of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after its termination date.

Death.    If an optionee should die while either (a) employed or retained by the Company and such optionee has been continuously employed or retained by the Company since the date of grant of the option, or (b) within thirty days after the optionee has ceased to be continuously employed or retained by the Company, then the option may be exercised within six months after the date of death by the optionee’s estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent the option was exercisable on the date of death, or if earlier, termination, but in no event may the option be exercised after its termination date.

Option Termination Date.    Options granted under the 1996 Plan expire ten years from the date of grant unless a shorter period is provided in the option agreement. Incentive stock options granted to 10% Stockholders may not have a term of more than five years.

Nontransferability of Options.    Incentive stock options are not transferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee. In the case of nonstatutory stock options, the Administrator may at its discretion in certain circumstances allow the transferability of such options.

Other Provisions.    The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1996 Plan as may be determined by the Administrator.

Adjustments Upon Changes in Capitalization

In the event any change, such as a stock split, reverse stock split, stock dividend, combination or reclassification, is made in the Company’s capitalization that results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option, the number of shares subject to each option, and the annual limitation on grants to employees, as well as the number of shares available for issuance under the 1996 Plan. In the event of the proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Administrator.

Merger/Sale of Assets

In the event the Company sells all or substantially all of its assets or merges with another corporation, each option and stock purchase right may be assumed or an equivalent option or right substituted by the successor corporation. However, if the successor corporation does not agree to this assumption or substitution, the option or stock purchase right will terminate upon the closing of the transaction. Outstanding repurchase rights will terminate unless assigned to the acquiror or purchaser. Stock option agreements issued to employees under the 1996 Plan provide for accelerated vesting of specified percentages of outstanding unvested options prior to the closing of a transaction involving a change of control.

Stock Purchase Rights

In addition to stock options, the Administrator may issue stock purchase rights under the 1996 Plan to employees, non-employees directors and consultants. The Administrator determines the number of shares, price, terms, conditions and restrictions related to a grant of stock purchase rights. The purchase price of a stock purchase right granted under the 1996 Plan will be determined by the Administrator. The period during which the stock purchase right is held open is determined by the Administrator, but in no case shall this period exceed 30 days. Unless the Administrator determines otherwise, the recipient of a stock purchase right must execute a restricted stock purchase agreement granting the Company an option to repurchase unvested shares at cost upon termination of the recipient’s relationship with the Company.

Amendment and Termination

The Board may amend the 1996 Plan at any time or from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval will be obtained as required by the applicable laws. However, no action by the Board or the stockholders may alter or impair any option previously granted under the 1996 Plan, unless mutually agreed otherwise between the optionee and the Board. The 1996 Plan shall terminate in July 2006, provided that any options then outstanding under the 1996 Plan shall remain outstanding until they expire by their terms.

United States Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of transactions under the 1996 Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular optionee based on his or her specific circumstances. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all optionees to consult their own tax advisor concerning the tax implications of option grants and exercises, stock purchases, and the disposition of stock acquired upon such exercises and purchases, under the Plan.

Stock Options

Options granted under the 1996 Plan may be either incentive stock options, which are intended to qualify for the special tax treatment provided by Section 422 of the Code, or nonstatutory stock options, which will not qualify. If an option granted under the 1996 Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and will incur no tax liability due to the exercise, except to the extent that such exercise causes the optionee to incur alternative minimum tax. (see below.) The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option by the optionee, any gain will be treated as a long-term capital gain. If both of these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the common stock on the date of the option exercise or the sale price of the common stock, provided that either the common stock is not subject to any Company repurchase right at the time of exercise or, if it is subject to such a company repurchase right, the optionee makes a timely Section 83(b) election (see below). In that event, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on a disposition of the shares prior to completion of both of the above holding periods in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. For individual taxpayers, the current maximum U.S. federal income tax rate on long-term capital gains is 20%, whereas the maximum rate on other income is 39.1%. Capital losses for individual taxpayers are allowed in full against capital gains plus $3,000 of other income.

All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the fair market value of the shares on the date of exercise over the exercise price, provided that either the common stock is not subject to any Company repurchase right at the time of exercise or, if it is subject to such a company repurchase right, the optionee makes a timely Section 83(b) election (see below). The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash by the optionee or out of the optionee’s current earnings. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year from the date of exercise.

Alternative Minimum Tax

The exercise of an incentive stock option may subject the optionee to the alternative minimum tax under Section 55 of the Code. The alternative minimum tax is calculated by applying a tax rate of 26% to alternative minimum taxable income of joint filers up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above that amount. Alternative minimum taxable income is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exemption amount of $49,000 for joint returns, $35,750 for unmarried individual returns and $24,500 in the case of married taxpayers filing separately (which exemption amounts are phased out for upper income taxpayers). Alternative minimum tax will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year.

In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to exercise of a nonstatutory stock option. As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the common stock on the date of exercise over the option exercise price, provided that either the common stock is not subject to any Company repurchase right at the time of exercise or, if it is subject to such a company repurchase right, the optionee makes a timely Section 83(b) election (see below). Because the alternative minimum tax calculation may be complex, optionees should consult their own tax advisors prior to exercising incentive stock options.

If an optionee pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year’s regular tax in excess of the alternative minimum tax for such year.

Option Stock Subject to Company Repurchase Right

If common stock issued upon exercise of an option is subject to a company repurchase right entitling the Company to buy back the shares at the option exercise price upon termination of services prior to satisfaction of a vesting period, then the income tax consequences of exercising an option will vary depending on whether the optionee does or does not make a special tax election referred to as a “Section 83(b) election.” If a timely Section 83(b) election is made, then the income tax consequences of exercising an option will be as summarized above. If, however, the optionee does not make a timely Section 83(b) election, then the optionee will be treated as exercising the option on the later of the actual exercise date and the date the Company repurchase right lapses with respect to such share of common stock upon the applicable vesting date. As a result, the amount of alternative minimum taxable income (if the option is an incentive stock option) or regular taxable income (if the option is a nonstatutory stock option or common stock acquired upon exercise of an incentive stock option is disposed of prior to completion of both holding periods described previously) attributable to exercise of an option will be determined as follows. No alternative minimum or regular taxable income, as applicable, will be recognized at the time of exercise, but instead such income will be recognized by the optionee with respect to each share of common stock at the time the Company repurchase right lapses with respect to such common stock upon the applicable vesting date. The amount of alternative minimum or regular taxable income, as applicable, recognized on each vesting date will equal the excess of the fair market value as of the vesting date of the common stock then vesting over the exercise price paid for such common stock. A Section 83(b) election must be filed within thirty days after exercise of an option.

The purchase of shares of common stock pursuant to the exercise of a stock purchase right and the sale of such shares by a purchaser are generally taxed in the same manner as nonstatutory stock options, as described above.

Optionees should consult their own tax advisors regarding the advisability of making a Section 83(b) election under their particular circumstances and the procedural requirements for making such election.

Recommendation of the Board:

THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE COMPANY’S 1996 STOCK PLAN TO PROVIDE FOR THE RESERVATION OF 2,000,000 ADDITIONAL SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

PROPOSAL NO. 3: APPROVAL OF AMENDMENT TO 1999 DIRECTORS’ STOCK OPTION PLAN

You are being asked to approve the amendment of the 1999 Directors’ Stock Option Plan (the “Directors Plan”) and the reservation of 2,000,000 additional shares of common stock for issuance under the plan. A summary of principal features of the Directors Plan follows. The summary is not a complete description of all the provisions of the Directors Plan. If you wish to obtain a copy of the actual plan document, please send a written request to the attention of Jeff Davitt, Stock Administrator, Foundry Networks, Inc., P.O. Box 649100, San Jose CA 95164.

The Directors Plan was adopted by the Board of Directors in July 1999 and the Board has reserved a total of 1,350,000 shares of common stock for issuance under the plan.

The Directors Plan provides for the grant of nonstatutory stock options to our non-employee directors. It is designed to work automatically and not to require administration; however, to the extent administration is necessary, it will be provided by the Board of Directors.

The Board of Directors believes that, in order to provide an incentive for directors to continue to serve and to assist us in recruiting highly qualified individuals when vacancies occur on the Board of Directors, it is necessary to grant options to purchase common stock to such persons pursuant to the Directors Plan. Accordingly, we are asking the stockholders to approve the amendment of the Directors’ Plan.

Vote Required

The affirmative vote of the holders of a majority of common stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the amendment of the Directors Plan and the reservation of 2,000,000 additional shares of common stock for issuance under the plan.

Plan Summary

General

The Directors Plan provides that each person who becomes a non-employee director after the effective date of the Directors Plan shall be automatically granted a “First Option” to purchase 225,000 shares of common stock on the date on which such person first becomes a non-employee director, whether through election by the stockholders or appointment by the Board of Directors to fill a vacancy. A “Subsequent Option” to purchase 60,000 shares is automatically granted to each non-employee director on the date of each annual meeting of the stockholders after which the director remains on the Board, provided that on that date the non-employee director has served on the Board of Directors for at six months.

The Directors Plan provides for neither a maximum nor a minimum number of shares subject to options that may be granted to any one non-employee director, but does provide for the number of shares that may be included in any grant and the method of making a grant. No option granted under the Directors Plan is transferable by the optionee other than by will or the laws of descent or distribution or pursuant to the terms of a qualified domestic relations order (as defined by the Code), and each option is exercisable, during the lifetime of the optionee, only by such optionee.

The Directors Plan provides that each option granted thereunder becomes exercisable in installments cumulatively as to 1/4th of the Shares subject to each on the first anniversary of the date of grant of such option, and 1/48th of the total number of Shares subject to such option on each month thereafter. The options remain exercisable for up to ninety days following the optionee’s termination of service as a director of the Company, unless such termination is a result of death or disability, in which case the options remain exercisable for up to a twelve-month period (or such lesser period as is determined by the Board).

Exercise Price and Term of Options

The exercise price of all stock options granted under the Directors Plan shall be equal to the fair market value of a share of our common stock on the date of grant of the option, which is defined to be the closing sale price of our common stock on the Nasdaq National Market on the immediately preceding trading date. Options granted under the Directors Plan have a term of ten years. The closing sales price of one share of the Company’s common stock on April 16, 2002 was $6.24.

Plan Benefits

The following table sets forth information with respect to the stock options granted to our non-employee directors (4 persons) as of April 16, 2002 under the Directors Plan. As discussed above, our executive officers and employees are not eligible for grants under the Directors Plan.

Director	Number of Shares Subject to Options Granted under the Directors’ Option Plan	Weighted Average Exercise Price Per Share
Andrew K. Ludwick	120,000	$63.50
Alfred J. Amoroso	285,000	$56.47
C. Nicholas Keating, Jr.	285,000	$56.47
J. Steven Young	285,000	$56.47

Merger or Sale of Assets

In the event that an asset sale or merger transaction results in a change in the ownership of more than 50% of the total combined voting power of our outstanding securities, all outstanding options shall become immediately fully vested and exercisable prior to the closing of such transaction.

Amendment and Termination

The Board of Directors may at any time amend or terminate the Directors Plan, except that such termination cannot affect options previously granted without the agreement of any optionee so affected.

If not terminated earlier, the Directors Plan will expire in 2009.

U.S. Federal Income Tax Information

The following is a brief summary of the effect of federal income taxation with respect to the grant and exercise of options under the Directors Plan, does not purport to be complete, and does not discuss the income tax laws of any municipality, state or foreign country in which an optionee may reside. We advise all eligible directors to consult their own tax advisors concerning tax implications of option grants and exercises and the disposition of stock acquired upon such exercises under the Directors Plan.

Options granted under the Directors Plan are nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. Because the optionee is a director the date of taxation (and the date of measurement of taxable ordinary income) may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code (see discussion above). Upon resale of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above will be treated as capital gain (or loss), and will be long-term capital gain if the optionee has held the shares more than one year. For individual taxpayers, the current maximum U.S. federal income tax rate on long-term capital gains is 20%, whereas the maximum rate on other income is 39.1%. Capital losses for individual taxpayers are allowed under U.S. tax laws in full against capital gains plus $3,000 of other income. We will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory stock option.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE COMPANY’S 1999 DIRECTORS’ STOCK OPTION PLAN TO PROVIDE FOR THE RESERVATION OF 2,000,000 ADDITIONAL SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information that has been provided to the Company regarding the beneficial ownership of our common stock as of March 31, 2002 by: (a) each of our directors and the executive officers named in the Compensation of Executive Officers table of this Proxy Statement (the “Named Executive Officers”); (b) all directors and executive officers as a group; and (c) each person who is known to us to own beneficially more than 5% of our common stock.

Name and Address	Number of Shares	Percent of Common Stock
Bobby R. Johnson, Jr.	18,773,912	15.7
Lawrence L. Akin (a)	123,819	*
William S. Kallaos (b)	654,678	*
Lee Chen (c)	1,574,818	1.3
Ken K. Cheng (d)	1,165,577	1.0
Andrew K. Ludwick (e)	827,917	*
Alfred J. Amoroso (f)	163,188	*
C. Nicholas Keating (g)	162,188	*
J. Steven Young (h)	162,188	*
All directors and executive officers as a group (13 persons)	28,645,874	23.9

*	Less than one percent of the outstanding shares of common stock.
(a)	Includes 123,819 shares issuable upon the exercise of options which were exercisable within sixty days of March 31, 2002.
(b)	Includes 142,115 shares transferred to a grantor retained annuity trust and 512,563 shares transferred to a living trust. Mr. Kallaos’ employment with the Company ceased on December 31, 2001.
(c)	Includes 465,938 shares issuable upon the exercise of options which were exercisable within sixty days of March 31, 2002.
(d)
Includes 135,000 shares which are subject to our right of repurchase at cost upon cessation of employment and 125,000 shares issuable upon the exercise of options which were exercisable within sixty days of March 31, 2002 .

(e)	Includes 772,500 shares sold to a family trust of which Mr. Ludwick is a trustee and 7,500 shares transferred to his minor children and held in custodial accounts on their behalf.
(f)	Includes 162,188 shares issuable upon the exercise of options which were exercisable within sixty days of March 31, 2002.
(g)	Includes 162,188 shares issuable upon the exercise of options which were exercisable within sixty days of March 31, 2002.
(h)	Includes 162,188 shares issuable upon the exercise of options which were exercisable within sixty days of March 31, 2002.

Except as otherwise noted, the address of each person listed in the table is c/o Foundry Networks, Inc., 2100 Gold Street, P.O. Box 649100, San Jose, California, 95164-9100. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned.

The table includes all shares of common stock issuable within sixty days of March 31, 2002 upon the exercise of options and other rights beneficially owned by the indicated stockholders on that date.

The applicable percentage of ownership for each stockholder is based on 119,942,224 shares of common stock outstanding as of March 31, 2002 together with applicable options for that stockholder. Shares of common stock issuable upon exercise of options and other rights beneficially owned are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights, but are not deemed outstanding for computing the percentage ownership of any other person.

COMPENSATION OF EXECUTIVE OFFICERS

The following table shows the compensation earned by (a) Bobby R. Johnson, Jr., the Company’s Chief Executive Officer during the fiscal year ended December 31, 2001, (b) the four other most highly compensated individuals who served as an executive officer of the Company during the fiscal year ended December 31, 2001; and (c) each such individual during the Company’s two preceding fiscal years. The amounts in the column entitled “Other Annual Compensation” represent commissions paid, based on total sales, to Mr. Kallaos and Mr. Akin. The amounts in the column titled “All Other Compensation” consist of life insurance premiums paid by the Company.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name & Principal Position	Fiscal Year	Salary	Bonus($)	Other Annual Compensation($)	Securities Underlying Options(#)	All Other Compensation($)
Bobby R. Johnson, Jr.	2001	$157,000	—	—	—	$202
President, Chief Executive	2000	$140,000	—	—	—	$420
Officer, Chairman of the Board of Directors	1999	$140,000	—	—	—	—
Lawrence L. Akin	2001	$151,000	—	$131,116	192,500	$216
Vice President, North American Sales	2000	$16,730	—	—	85,000	$450
William S. Kallaos (1)	2001	$110,000	—	$164,128	125,000	$196
Vice President, International	2000	$110,000	—	$69,107	80,000	$408
Sales	1999	$110,000	—	$75,618	—	—
Lee Chen	2001	$188,000	$10,000	—	85,000	$216
Vice President, Software	2000	$150,000	$7,500	—	200,000	$444
Development	1999	$125,000	$3,000	—	300,000	—
Ken K. Cheng	2001	$186,000	$3,846	—	85,000	$207
Vice President, Marketing	2000	$145,000	$7,500	—	80,000	$405
	1999	$145,000	$4,500	—	150,000	—

(1)	Mr. Kallaos ceased to be employed by the Company as of December 31, 2001.

STOCK PLAN INFORMATION

The Company maintains four active stock plans for employees, consultants and directors: the 1996 Stock Plan (the “1996 Plan”), the 1999 Employee Stock Purchase Plan (the “ESPP”), the 1999 Directors’ Stock Option Plan (the “Directors Plan”) and the 2000 Non-Executive Stock Option Plan (the “2000 Plan”). The 2000 Plan was adopted by the board of directors in October 2000 and permits option grants to employees and consultants of the Company except officers and directors. The Company allocated for issuance under the 2000 Plan approximately 2,000,000 shares that the Company had repurchased from departing employees upon cessation of their employment with the Company, which shares did not become available for reissuance under the 1996 Plan. The Company did not obtain stockholder approval of the 2000 Plan. The 1996 Plan allows for the issuance of both incentive stock and nonstatutory stock options, while only nonstatutory stock options may be issued under the Directors Plan and 2000 Plan. The Company generally issues nonstatutory stock options under both the 1996 Plan and 2000 Plan, and all incentive stock options under the 1996 Plan, at 100% of fair market value. All options issued under the Directors Plan have exercise prices equal to 100% of fair market value on the date of grant. Options granted to non-officers typically have a ten-year term and a four-year vesting schedule and generally expire 90 days after the optionee terminates his or her employment with the Company. As of March 31, 2002, there were: 61,235,683 shares of common stock reserved for issuance to date under the 1996 Plan, of which 27,219,601 shares were subject to outstanding options and 589,242 were available for future grant; 1,350,000 shares of common stock reserved for issuance to date under the Directors’ Plan, of which 975,000 shares were subject to outstanding options and 375,000 were available for future grant; and 1,996,188 shares of common stock reserved for issuance to date under the 2000 Plan, of which 1,725,368 shares were subject to outstanding options and 194,521 were available for future grant.

The ESPP allows employees to purchase the Company’s stock through payroll deductions at 85% of the lesser of the fair market value of the common stock on either the beginning of a 24-month offering period or on each of four purchase dates that take place within the offering period. As of March 31, 2002, 1,119,263 shares had been issued under the ESPP and 4,880,737 shares remained available for future issuance.

OPTION GRANTS IN LAST FISCAL YEAR

The following table provides certain information with respect to stock options granted to the Named Executive Officers in the last fiscal year. In addition, as required by Securities and Exchange Commission rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term.

All of these stock options were granted under the Company’s 1996 Stock Plan, other than the grant made on January 9, 2001 to Lawrence Akin which was granted under the 2000 Plan, prior to Mr. Akin becoming an officer of the Company. The option granted to Mr. Akin on January 9, 2001 has a ten year term and vests monthly over the course of 18 months following the date of grant. The options granted to Messrs. Kallaos, Chen and Cheng on January 9, 2001 have a ten year term and vest monthly over the course of 12 months following the date of grant. The option granted to Messrs. Akin and Kallaos on March 30, 2001 have a ten year term and vest 3/24th on the three-month anniversary of the date of grant and 1/24th per month thereafter. The option granted to Mr. Akin on April 27, 2001 has a ten year term and vests in accordance with the Company’s standard vesting schedule of 6/48th on the six-month anniversary of the date of grant and 1/48th per month thereafter.

The percentages below are based on the aggregate of 10,505,050 shares subject to options granted by the Company in 2001. The exercise price per share of each option was equal to the fair market value of our common stock on the date of grant as determined by our Board of Directors.

The potential realizable value assumes that the fair market value of our common stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire 10-year term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the SEC, and do not represent our prediction of stock performance. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the common stock and the timing of option exercises, as well as the optionee’s continued employment through the vesting period. The gains shown are net of the option exercise price, but do not include deductions for taxes and other expenses payable upon the exercise of the option or for sale of underlying shares of common stock.

	Individual Grants
	Number Of Securities Underlying Options Granted	% Of Total Options Granted To Employees in Fiscal Year	Exercise Price Per Share ($)	Expiration Date	Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation For Option Term ($)
					5%	10%
Bobby R. Johnson, Jr.	0	0.00%	—	—	—	—
Lawrence L. Akin	42,500	0.40%	$11.375	01/09/11	$304,031	$770,475
Lawrence L. Akin	50,000	0.48%	$7.500	03/30/11	$235,835	$597,653
Lawrence L. Akin	100,000	0.95%	$13.350	04/27/11	$839,574	$2,127,646
William S. Kallaos	85,000	0.81%	$11.375	01/09/11	$608,062	$1,540,950
William S. Kallaos	40,000	0.38%	$7.500	03/30/11	$188,668	$478,123
Lee Chen	85,000	0.81%	$11.375	01/09/11	$608,062	$1,540,950
Ken K. Cheng	85,000	0.81%	$11.375	01/09/11	$608,062	$1,540,950

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

The following table sets forth the number of shares covered by unexercised stock options as of the fiscal year ended December 31, 2001, and the value of “in-the-money” stock options, which represents the positive spread between the exercise price of a stock option and $8.15, the per share closing price of the Company’s common stock on The Nasdaq Stock Market on December 31, 2001.

Name	Shares Acquired on Exercise (#)	Value Realized ($)		Number of Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End ($)
				Exercisable	Unexercisable	Exercisable	Unexercisable
Bobby R. Johnson, Jr.	—	—		—	—	—	—
Robert W. Shackleton	—	—		84,409	193,091	$12,188	$20,313
William S. Kallaos	—	—		187,917	—	$19,500	—
Lee Chen	325,625	$3,423,506	(1)	410,417	208,958	$1,710,374	$759,176
Ken K. Cheng	—	—		—	269,270	—	—

(1)
Value realized is calculated based on the closing price of our common stock as reported on the Nasdaq Stock Market on the date of exercise ($10.60 on August 30, 2001) minus the exercise prices of the options (130,625 shares at $0.17 per share and 195,000 shares at $0.03 per share) and does not necessarily indicate that the optionee sold such stock.

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Stock Performance Graph which follows shall not be deemed to be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

From January 2001 through August 7, 2001, the compensation committee of the Board consisted of Messrs. Ludwick and Neiman (who resigned from the Board effective August 7, 2001), from August 2001 through November 2001 the compensation committee consisted of Mr. Ludwick, and commencing November 6, 2001 the compensation committee consisted of Messrs. Young and Keating, all of the above-mentioned directors being non-employee directors of the Company. The compensation committee reviews, recommends and approves changes to the Company’s compensation policies and benefits programs, establishes and monitors specific compensation levels for executive officers, administers the Company’s stock option plans, including approving stock option grants, and otherwise seeks to ensure that the Company’s compensation philosophy is consistent with the Company’s best interests and is properly implemented. Bobby R. Johnson, Jr., who is a director as well as the Company’s President and Chief Executive Officer, has not participated in deliberations or decisions involving his own compensation.

General Compensation Policy

Under the supervision of the Board, the Company’s compensation policy is designed to attract and retain qualified executives critical to the Company’s growth and long-term success. The Company’s compensation philosophy for executive officers serves two principal purposes: (i) to provide a total compensation package for executive officers that is competitive with the current market for executive talent and enables the Company to attract and retain key executive and employee talent needed to achieve the Company’s business objectives and (ii) to link overall executive compensation to improvements in Company performance.

Elements of Executive Officer Compensation

The Company’s executive compensation consists primarily of salary, health insurance and similar benefits and the award of stock options. In addition, a significant portion of the overall cash compensation packages for the two executive officers leading the Company’s sales efforts is comprised of commissions based on total sales derived under their supervision. In general, the compensation committee believes that in the highly competitive, emerging markets in which the Company operates, equity–based compensation provides the greatest incentive for outstanding executive performance and encourages the greatest alignment of management and stockholder long-term interests.

Base Salary

Base salaries are evaluated annually for all executive officers, including the Chief Executive Officer. The level of base salary is established primarily on the basis of the individual’s qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies which compete with the Company for business and executive talent, and the incentives necessary to attract and retain qualified management. The Company’s performance does not play a significant role in the determination of base salary. With regard to the Named Executive Officers, during the Company’s 2001 fiscal year the base salary of Bobby R. Johnson, the Company’s CEO, remained unchanged at $140,000, the base salary of Lee Chen, the Company’s Vice President, Software Development was increased from $150,000 to $200,000; and the base salary of Ken K. Cheng, the Company’s Vice President, Marketing was increased from $145,000 to $200,000. The compensation committee felt that these salary adjustments were appropriate to retain these executive officers, and the committee may adjust the salaries of the Company’s executive officers in the future based on the factors discussed above.

Cash-Based Incentive Compensation

Executive officers, other than the Chief Executive Officer, may receive discretionary cash bonuses. In determining the bonus paid to each officer, the compensation committee reviews with the Chief Executive Officer the performance of each of the officers in their respective areas of accountability. These bonuses typically do not constitute a material part of the executive officers’ total cash compensation packages. In addition, as discussed above, our Vice Presidents in charge of sales receive commissions based on total sales derived under their supervision. These commissions typically represent a material part of their overall cash compensation packages, and the compensation committee believes that they are appropriate and comparable to those received by similarly situated officers of high technology companies of comparable size and market capitalization.

Long-Term Incentive Compensation

As noted above, the Company has relied substantially on long-term equity–based compensation as the principal means of compensating and incentivizing its executive officers. It is the Company’s practice to set option exercise prices for officers at not less than 100% of the fair market value of the Company’s common stock on the date of grant. Thus, the value of the stockholders’ investment in the Company must appreciate before an optionee receives any financial benefit from the option. Options are generally granted for a term of ten years.

In determining the number of shares subject to the stock option grants to executive officers as well as the vesting schedules of such options, the compensation committee considers various subjective factors primarily relating to the responsibilities of the individual officers, their expected future contributions, the number of shares owned by the officer which are not subject to vesting, and the number of shares or options held by the officer which continue to be subject to vesting and the vesting schedules and exercise prices of such shares or options. In addition, the compensation committee examines the level of equity incentives held by each officer relative to the other officers’ equity positions and their tenure, responsibilities, experience, and value to the Company. During the Company’s 2001 fiscal year, the Company granted all executive officers as a group options to purchase an aggregate of 1,037,500 shares of the Company’s common stock. Mr. Johnson did not receive any option grants in 2001.

Deductibility of Executive Compensation

The compensation committee has considered the impact of Section 162(m) of the Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the “performance-based” exception to Section 162(m). As the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million and the compensation committee believes that options granted under the Company’s 1996 Stock Plan and others outside of the plan to such officers will meet the requirements for qualifying as performance-based, the compensation committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executive officers. It is the compensation committee’s policy to qualify, to the extent reasonable, its executive officers’ compensation for deductibility under applicable tax law. However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

Submitted by the compensation committee:	C. Nicholas Keating, Jr.
J. Steven Young

Compensation Committee Interlocks and Insider Participation

The compensation committee of the Board currently consists of J. Steven Young and C. Nicholas Keating. In September 2001, the Company purchased software licenses from IP Infusion, Inc.; Mr. Keating is the President and Chief Executive Officer of IP Infusion, Inc. The aggregate license, maintenance and support fees resulting from this transaction were $165,000. The Company may license other software from IP Infusion, Inc. in the future.

AUDIT COMMITTEE REPORT

From January 2001 through August 7, 2001, the audit committee of the Board consisted of Seth D. Neiman (who resigned from the Board effective August 7, 2001), Andrew K. Ludwick and C. Nicholas Keating. From

August 7, 2001 through November 6, 2001, the audit committee consisted of Messrs. Ludwick and Keating, and following November 6, 2001, the Board voted to have Mr. Amoroso replace Mr. Neiman on the audit committee and the audit committee, since such date has consisted of Messrs. Amoroso, Ludwick and Keating, each of whom has been determined to be independent as defined by the Nasdaq Marketplace Rules. The audit committee operates under a written charter adopted by the Board. A copy of this charter was included as a part of the Company’s Proxy Statement for the 2001 Annual Stockholders’ Meeting which may be accessed via the Internet from the website for the Securities and Exchange Commission, www.sec.gov.

The audit committee generally recommends to the Board, subject to stockholder ratification, the selection of an accounting firm to be engaged as the Company’s independent accountants, currently Arthur Andersen LLP. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. Management is responsible for our internal controls and the financial reporting process. The audit committee is responsible for monitoring and overseeing these processes.

Due to the indictment of Arthur Andersen LLP by the U.S. Department of Justice, the audit committee has recommended to the Board that the Company defer selecting an independent public accountant for the fiscal year 2002 audit until there is more certainty with respect to Arthur Andersen’s situation. Therefore, there is no proposal in this proxy statement for the stockholders to ratify the Board of Directors’ selection of independent public accountants. If our Board of Directors concludes not to reappoint Arthur Andersen LLP, the Board of Directors will expedite the selection process of an accounting firm qualified to perform the 2002 audit and announce a new recommendation as soon as deliberations are complete.

The audit committee met four (4) times during the fiscal year 2001, and held discussions with management and the independent accountants. Management represented to the audit committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The audit committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

The Company’s independent accountants also provided to the audit committee the written disclosure required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The audit committee discussed with the independent accountants that firm’s independence and considered whether the non-audit services provided by the independent accountants are compatible with maintaining its independence.

Arthur Andersen LLP has also represented to the Company and the audit committee that the audits of the Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 were subject to Andersen’s quality control system for U.S. accounting and auditing practice to provide reasonable assurance that the engagements were conducted in compliance with professional standards, that there were appropriate continuity of Andersen personnel working on the audit, and availability of national office consultation. A copy of the letter from the Company to the Securities and Exchange Commission indicating that Arthur Andersen LLP made the foregoing representation is included as Exhibit 99 in the Company Form 10-K filed on March 29, 2002 which may be accessed via the Internet from the website for the Securities and Exchange Commission, www.sec.gov.

Based on the audit committee’s discussion with management and the independent accountants, and the audit committee’s review of the representation of management and the report of the independent accountants to the audit committee, the audit committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

Submitted by the audit committee:	Alfred J. Amoroso C. Nicholas Keating Andrew K. Ludwick

FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

For the fiscal year ended December 31, 2001, Arthur Andersen LLP, our independent auditor and principal accountant, billed the fees set forth below. The audit committee of the board of directors has considered whether and concluded that the non-audit services provided by Arthur Andersen LLP are compatible with maintaining its independence.

Annual Audit and Quarterly Review Fees	$295,000
Financial Information Systems Design and Implementation Fees	$—
All Other Fees(1)	$384,500

(1)	Includes $40,500 of audit-related fees.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return data for the Company’s stock for the period beginning September 28, 1999 (the date on which the Company’s stock was first publicly traded on The Nasdaq National Market) and ending on December 31, 2001 to the cumulative return over such period of (i) The Nasdaq National Market Composite Index and (ii) the Nasdaq Computer Manufacturer Composite Index. The graph assumes that $100 was invested on September 28, 1999 in the common stock of the Company and in each of the comparative indices, and reinvestment of any dividends. The graph further assumes that such amount was initially invested in the common stock of the Company at a per share price of $12.50, the price to which such stock was first offered to the public by the Company on the date of its initial public offering. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

	Cumulative Total Return
	9/28/1999	9/99	12/99	3/00	6/00	9/00	12/00	3/01	6/01	9/01	12/01
FOUNDRY NETWORKS, INC.	$100.00	$504.00	$1,206.75	$1,150.00	$880.00	$535.50	$120.00	$60.00	$159.84	$48.40	$65.20
NASDAQ STOCK MARKET (U.S.)	$100.00	$99.58	$147.19	$165.24	$143.68	$132.21	$88.53	$66.09	$77.89	$54.04	$70.25
NASDAQ COMPUTER MANUFACTURER	$100.00	$99.25	$147.97	$185.39	$160.80	$164.08	$83.35	$59.39	$64.38	$37.41	$57.44

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

Proposals of stockholders intended to be included in the Company’s proxy statement for the Company’s 2003 Annual Meeting of Stockholders must be received by Jeff Davitt, Foundry Networks, Inc., 2100 Gold Street, P.O. Box 649100, San Jose, CA 95164-9100 no later than January 14, 2003. Proposals of stockholders intended to be considered at the 2003 Annual Meeting of Stockholders but not included in the Company’s proxy statement for that meeting must be received by the Company at the above address no earlier than March 16, 2003 and no later than April 15, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Company’s common stock (collectively, “Reporting Persons”) to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and changes in ownership of the Company’s common stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company’s knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 2001 all Reporting Persons complied with all applicable filing requirements, with the following exceptions: (a) the Company, on behalf of Paul L. Twombly, Vice President of Customer Support, Richard W. Bridges, Vice President of Manufacturing and Karl D. Triebes, Vice President of Hardware, inadvertently failed to timely file Form 3 reports when each of these individuals was appointed as an executive officer; these reports have since been filed and (b) the Company, on behalf of Mr. Triebes and Mr. Bridges, inadvertently filed late Form 4 reports for options to purchase 30,000 shares and 120,000 shares of common stock, respectively.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By	Order of the Board of Directors,

Tim	othy D. Heffner
Vic	e President, Finance and Administration
An	d Chief Financial Officer

May 14, 2002
San Jose, California

FOUNDRY NETWORKS, INC.

1999 DIRECTORS’ STOCK OPTION PLAN

(as proposed for amendment at the June 14, 2002 annual meeting of stockholders)

1.      Purposes of the Plan.    The purposes of this Directors’ Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

All options granted hereunder shall be nonstatutory stock options.

2.      Definitions.    As used herein, the following definitions shall apply:

(a)    “Board” means the Board of Directors of the Company.

(b)    “Change of Control” means a sale of all or substantially all of the Company’s assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

(c)    “Code” means the Internal Revenue Code of 1986, as amended.

(d)    “Common Stock” means the Common Stock of the Company.

(e)    “Company” means Foundry Networks, Inc., a Delaware corporation.

(f)    “Continuous Status as a Director” means the absence of any interruption or termination of service as a Director.

(g)    “Corporate Transaction” means a dissolution or liquidation of the Company, a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

(h)    “Director” means a member of the Board.

(i)    “Employee” means any person, including any officer or Director, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

(j)    “Exchange Act”     means the Securities Exchange Act of 1934, as amended.

(k)    “Option” means a stock option granted pursuant to the Plan. All options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

(l)     “Optioned Stock” means the Common Stock subject to an Option.

(m)    “Optionee” means an Outside Director who receives an Option.

(n)     “Outside Director” means a Director who is not an Employee.

(o)     “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(p)     “Plan” means this 1999 Directors’ Stock Option Plan.

(q)     “Share” means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

(r)     “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.      Stock Subject to the Plan.    Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 3,350,000 Shares of Common Stock (the “Pool”). The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock that are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option, or any withholding taxes due with respect to such exercise, shall be treated as not issued and shall continue to be available under the Plan. If Shares that were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

4.      Administration of and Grants of Options under the Plan.

(a)    Administrator.    Except as otherwise required herein, the Plan shall be administered by the Board.

(b)    Procedure for Grants.    All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

(i)    No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

(ii)    Each Outside Director shall be automatically granted an Option to purchase 112,500 Shares (the “First Option”) on the date on which such person first becomes an Outside Director after the effective date of this Plan, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

(iii)    Each Outside Director, including an Outside Director who did not receive a First Option grant, shall be automatically granted an Option to purchase 30,000 Shares (the “Subsequent Option”) on the date of each Annual Meeting of the Company’s stockholders immediately following which such Outside Director is serving on the Board, provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the date of such Annual Meeting.

(iv)    Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

(v)    Notwithstanding the provisions of subsections (ii) and (iii) hereof, any grant of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 17 hereof.

(vii)    The terms of each option granted hereunder shall be as follows:

  (1)    each option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 below;

  (2)    the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of each option, determined in accordance with Section 8 hereof;

  (3)    each option shall become exercisable in installments cumulatively as to 25% of the Shares subject to the option on the first anniversary of the date of grant of the option and as to 1/48th of the Shares subject to the option on each monthly anniversary of the date of grant of the option thereafter.

(c)    Powers of the Board.    Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8 of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(d)    Effect of Board’s Decision.    All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

(e)    Suspension or Termination of Option.    If the Chief Executive Officer or his or her designee reasonably believes that an Optionee has committed an act of misconduct, such officer may suspend the Optionee’s right to exercise any option pending a determination by the Board (excluding the Outside Director accused of such misconduct). If the Board (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee’s behalf at a hearing before the Board or a committee of the Board.

5.      Eligibility.    Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) above. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

6.      Term of Plan; Effective Date.    The Plan shall become effective on the effectiveness of the registration statement under the Securities Act of 1933, as amended, relating to the Company’s initial public offering of securities. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

7.      Term of Options.    The term of each Option shall be ten (10) years from the date of grant thereof unless an Option terminates sooner pursuant to Section 9 below.

8.      Exercise Price and Consideration.

(a)    Exercise Price.    The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

(b)    Fair Market Value.    The fair market value shall be determined by the Board; provided however that in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing sales price on such system or exchange on the date of grant of the Option (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal, or if there is a public market for the Common Stock but the Common Stock is not traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (“Nasdaq”) System).

(c)    Form of Consideration.    The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

9.      Exercise of Option.

(a)    Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) above; provided however that no Options shall be exercisable prior to stockholder approval of the Plan in accordance with Section 17 below has been obtained.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)    Termination of Continuous Status as a Director.    If an Outside Director ceases to serve as a Director, he or she may, but only within ninety (90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

(c)    Disability of Optionee.    Notwithstanding Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within twelve (12) months from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

(d)    Death of Optionee.    In the event of the death of an Optionee: (A) during the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, or (B) three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or the date of termination, as applicable. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that an Optionee was not entitled to exercise the Option at the date of death or termination or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

10.    Nontransferability of Options.    The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

11.    Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a)    Adjustment.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of Shares of Common Stock set forth in Sections 4(b)(ii), (iii) and (iv) above, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company) or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b)    Corporate Transactions; Change of Control.    In the event of a Corporate Transaction, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation, unless the successor corporation does not agree to assume the outstanding Options or to substitute equivalent options, in which case the Options shall terminate upon the consummation of the transaction, provided however that in the event of a Change of Control, each Optionee shall have the right to exercise his or her Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable, immediately prior to the consummation of such transaction.

For purposes of this Section 11(b), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon such Corporate Transaction or Change of Control, each Optionee would be entitled to receive upon exercise of an Option the same number and kind of shares of stock or the same amount of property, cash or securities as the Optionee would have been entitled to receive upon the occurrence of such transaction if the Optionee had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 11); provided however that if such consideration received in the transaction was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the successor corporation or its Parent equal to the

Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

(c)    Certain Distributions.    In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

12.    Time of Granting Options.    The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

13.    Amendment and Termination of the Plan.

(a)    Amendment and Termination.    The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the stockholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation.

(b)    Effect of Amendment or Termination.    Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

14.    Conditions Upon Issuance of Shares.    Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the legal requirements relating to the administration of stock option plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange or Nasdaq rules or regulations to which the Company may be subject and the applicable laws of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time (the “Applicable Laws”). Such compliance shall be determined by the Company in consultation with its legal counsel.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

15.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

16.    Option Agreement.    Options shall be evidenced by written option agreements in such form as the Board shall approve.

17.    Stockholder Approval.    If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

Foundry Networks, Inc.

1996 STOCK PLAN

(as proposed for amendment at the June 14, 2002 annual meeting of stockholders)

1.      Purposes of the Plan.    The purposes of this 1996 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company’s business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

2.      Definitions.    As used herein, the following definitions shall apply:

(a)    “Administrator” means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

(b)    “Affiliate” means an entity other than a Subsidiary in which the Company owns an equity interest or which, together with the Company, is under common control of a third person or entity.

(c)    “Applicable Laws” means the legal requirements relating to the administration of stock option, restricted stock purchase and stock bonus plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

(d)    “Board” means the Board of Directors of the Company.

(e)    “Code” means the Internal Revenue Code of 1986, as amended.

(f)     “Committee” means the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan.

(g)    “Common Stock” means the Common Stock of the Company.

(h)    “Company” means Foundry Networks, Inc., a Delaware corporation, formerly known as StarRidge Networks, Inc.

(i)    “Consultant” means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any Director of the Company whether compensated for such services or not.

(j)    “Continuous Status as an Employee or Consultant” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

(k)    “Director” means a member of the Board.

(l)     “Employee” means any person (including if appropriate, any Named Executive, Officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

(m)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)     “Fair Market Value” means, as of any date, the fair market value of Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“Nasdaq”) System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)    In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(o)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

(p)    “Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(q)    “Named Executive” means any individual who, on the last day of the Company’s fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

(r)    “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

(s)    “Officer” means a person who is an officer of the Company within the meaning of Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder.

(t)     “Option” means a stock option granted pursuant to the Plan.

(u)    “Optioned Stock” means the Common Stock subject to an Option or a Stock Purchase Right.

(v)    “Optionee” means an Employee or Consultant who receives an Option or a Stock Purchase Right.

(w)    “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(x)     “Plan” means this 1996 Stock Plan.

(y)    “Reporting Person” means an officer, director, or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

(z)      “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

(aa)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

(bb)    “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(cc)     “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(dd)     “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 below.

(ee)     “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

(ff)     “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.      Stock Subject to the Plan.    Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 63,235,683 shares of Common Stock, plus an automatic annual increase on the first day of each of the Company’s fiscal years beginning in 2000 and ending in 2006 equal to the lesser of: (i) 5,000,000 Shares; (ii) five percent (5%) of the Shares outstanding on the last day of the immediately preceding fiscal year; or (iii) such lesser number of shares as is determined by the Board of Directors. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an Option or Stock Purchase Right in order to satisfy the exercise or purchase price for such Option or Stock Purchase Right or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan. Shares repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan.

4.      Administration of the Plan.

(a)    General.    The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of

Optionees and, if permitted by the Applicable Laws, the Board may authorize one or more officers (who may (but need not) be Officers) to grant Options or Stock Purchase Rights to Employees and Consultants.

(b)    Administration With Respect to Reporting Persons.    With respect to Options and Stock Purchase Rights granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit such Options and Stock Purchase Rights to qualify for the exemption set forth in Rule 16b–3 and to qualify as performance-based compensation under Section 162(m) of the Code.

(c)    Powers of the Administrator.    Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

(i)      to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

(ii)     to select the Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

(iii)    to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted hereunder;

(iv)    to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

(v)     to approve forms of agreement for use under the Plan;

(vi)    to determine the terms and conditions (including, without limitation, vesting schedules), not inconsistent with the terms of the Plan, of any award granted hereunder;

(vii)    to determine whether and under what circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock;

(viii)  to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

(ix)    to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights; and

(x)     to construe and interpret the terms of the Plan and awards granted pursuant to the Plan; and

(xi)    in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options or Stock Purchase Rights to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

(d)    Effect of Administrator’s Decision.    All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders of Options or Stock Purchase Rights.

5.      Eligibility.

(a)    Recipients of Grants.    Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided however that Employees of Affiliates shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he or she is otherwise eligible, be granted additional Options or Stock Purchase Rights.

(b)    Type of Option.    Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

(c) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee’s right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

6.      Term of Plan.    The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.

7.      Term of Option.    The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Option granted to an Optionee who, at the time the Option is granted, is a Ten Percent Holder, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the written option agreement. After the date, if any, on which the Common

Stock becomes a Listed Security, the five (5) year limitation on option grants to Ten Percent Holders described above shall only apply to the grant of Incentive Stock Options.

8.    Limitation on Grants to Employees.    Subject to adjustment as provided in Section 14 below, the maximum number of Shares which may be subject to Options and Stock Purchase Rights granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,500,000 Shares.

9.    Option Exercise Price and Consideration.

(a)    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board and set forth in the applicable agreement, but shall be subject to the following:

(i)      In the case of an Incentive Stock Option that is:

(A)    granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)    granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)    In the case of a Nonstatutory Stock Option that is:

(A)    granted, prior to the date, if any, on which the Common Stock becomes a Listed Security, to a person who, at the time of the grant of such Option, is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant; or

(B)    granted to a person who, at the time of the grant of such Option, is a Named Executive, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code;

(C)    granted, prior to the date, if any, on which the Common Stock becomes a Listed Security, to a person other than a Named Executive or a Ten Percent Holder, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator.

(iii)    Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(b)    The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company’s earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

10.    Exercise of Option.

(a)    Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, and reflected in the written option agreement, which may include vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided that if required by the Applicable Laws, any option granted prior to the date, if any, upon which the Common Stock becomes a Listed Security, shall become exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted. In the event that any of the Shares issued upon exercise of an Option (which exercise occurs prior to the date, if any, upon which the Common Stock becomes a Listed Security) should be subject to a right of repurchase in the Company’s favor, such repurchase right shall, if required by the Applicable Laws, lapse at the rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted. Notwithstanding the above, in the case of an Option granted to an officer, Director or Consultant of the Company or any Parent, Subsidiary or Affiliate of the Company, the Option may become fully exercisable, or a repurchase right, if any, in favor of the Company shall lapse, at any time or during any period established by the Administrator. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence ; provided however that in the absence of such determination, vesting of Options shall be tolled during any such leave.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)    Termination of Employment or Consulting Relationship.    Subject to Section 10(c), in the event of termination of an Optionee’s Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within three (3) months (or such other period of time not less than thirty (30) days as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall occur and this Section 10(b) shall not apply if (i) the Optionee is a Consultant who becomes an Employee; or (ii) the Optionee is an Employee who becomes a Consultant.

(c)    Disability of Optionee.

(i)    Notwithstanding Section 10(b) above, in the event of termination of an Optionee’s Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(ii)    In the event of termination of an Optionee’s Continuous Status as an Employee or Consultant as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such Optionee fails to exercise an Option which is an Incentive Stock Option (“ISO”) (within the meaning of Section 422 of the Code) within three (3) months of the date of such termination, the Option will not qualify for ISO treatment under the Code. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within six months (6) from the date of termination, the Option shall terminate.

(d)    Death of Optionee.    In the event of the death of an Optionee during the period of Continuous Status as an Employee or Consultant since the date of grant of the Option, or within thirty (30) days following termination of Optionee’s Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of Optionee’s Continuous Status as an Employee or Consultant. To the extent that Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Optionee’s estate or the person who acquired the right to exercise the option by bequest or inheritance does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(e)    Rule 16b–3.    Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

(f)    Buyout Provisions.    The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11.    Stock Purchase Rights.

(a)    Rights to Purchase.    Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. In the case of a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security and if required by the Applicable Laws at such time, the purchase price of Shares subject to such Stock Purchase Rights shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer, or, in the case of a Ten Percent Holder, the price shall not be less than 100% of the Fair Market Value of the Shares as of the date of the offer. If the Applicable Laws do not impose the requirements set forth in the preceding sentence and with respect to any Stock Purchase Rights granted after the date, if any, on which the Common Stock becomes a Listed Security, the purchase price of Shares subject to Stock Purchase Rights shall be as determined by the Administrator. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as “Restricted Stock.”

(b)    Repurchase Option.    Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original purchase price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine, provided, however, that with respect to a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security to a purchaser who is not an officer (including an Officer), Director or Consultant of the Company or any Parent or Subsidiary of the Company, it shall lapse at a minimum rate of 20% per year.

(c)    Other Provisions.  The Restricted Stock purchase agreement shall contain such other terms,  provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

(d)    Rights as a Stockholder.    Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

12.    Taxes.

(a)    As a condition of the exercise of an Option or Stock Purchase Right granted under the Plan, the Participant (or in the case of the Participant’s death, the person exercising or receiving the Option or Stock Purchase Right) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of Option or Stock Purchase Right and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

(b)    In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Stock Purchase Right.

(c)    This Section 12(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the statutory minimum amount required to be withheld. For purposes of this Section 12, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the “Tax Date”).

(d)    If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value determined as of the applicable Tax Date equal to the statutory minimum amount required to be withheld.

(e)    Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 12(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 12(d) above must be made on or prior to the applicable Tax Date.

(f)    In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the applicable Tax Date.

13.    Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

(a)    Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, the number of Shares described in Section 3(a)(i) and 8 above, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

(b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

(c)    Merger or Sale of Assets.    Except as may be otherwise set forth in the Notice of Stock Option Grant, in the event of a proposed sale of all or substantially all of the Company’s assets or a merger of the Company with or into another corporation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company are transferred to a person or persons different form the persons holding those securities immediately prior to such transaction, each outstanding Option or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Option or Stock Purchase Right or to substitute an equivalent option or right, in which case such Option or Stock Purchase Right shall terminate upon the consummation of the merger or sale of assets.

(d)    Certain Distributions.    In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option or Stock Purchase Right to reflect the effect of such distribution.

14.    Non-Transferability of Options and Stock Purchase Rights.    Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, provided that, after the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option or Stock Purchase Right may be exercised, during the lifetime of the holder of Option or Stock Purchase Right, only by such holder or a transferee permitted by this Section 16.

15.    Time of Granting Options and Stock Purchase Rights.    The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

16.    Amendment and Termination of the Plan.

(a)    Authority to Amend or Terminate.    The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)    Effect of Amendment or Termination.    No amendment or termination of the Plan shall adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

17.    Conditions Upon Issuance of Shares.    Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

18.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19.    Agreements.    Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

20.    Stockholder Approval.    Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under the Applicable Laws. All Options and Stock Purchase Rights issued under the Plan shall become void in the event such approval is not obtained.

21.    Information to Optionees and Purchasers.    Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares Pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information. In addition, at the time of issuance of any securities under the Plan, the Company shall provide to the Optionee or the Purchaser a copy of the agreement(s) pursuant to which securities under the Plan are issued.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF FOUNDRY NETWORKS, INC. FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 14, 2002

The undersigned stockholder of Foundry Networks, Inc., a Delaware corporation (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 14, 2002, and hereby appoints Bobby R. Johnson, Jr. and Timothy D. Heffner or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Foundry Networks, Inc. to be held on Friday, June 14, 2002 at 10:00 a.m., local time, at the Westin Santa Clara Hotel, 5101 Great America Parkway, Santa Clara, CA 95054 and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1.	ELECTION OF DIRECTORS: To elect five (5) directors to serve until the next Annual Meeting or until their respective successors are elected and qualified

☐ For all nominees listed below (except as indicated).	☐ Withhold authority to vote for all nominee(s) listed below.

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below:

Nominees:	Bobby R. Johnson, Jr. Alfred J. Amoroso	Andrew K. Ludwick C. Nicholas Keating	J. Steven Young

2.	To amend the Company’s 1996 stock plan to provide for the reservation of 2,000,000 additional shares of Common Stock for issuance thereunder;

☐    FOR                        ☐    AGAINST                        ☐    ABSTAIN

3.	To amend the Company’s 1999 Director’s Stock Option Plan to provide for the reservation of 2,000,000 additional shares of Common Stock for issuance thereunder;

☐    FOR                        ☐    AGAINST                        ☐    ABSTAIN

and, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF ALL NOMINATED DIRECTORS; (2) TO AMEND THE COMPANY’S 1996 STOCK PLAN TO PROVIDE FOR RESERVATION OF 2,000,000 ADDITIONAL SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER; (3) TO AMEND THE COMPANY’S 1999 DIRECTOR’S STOCK OPTION PLAN TO PROVIDE FOR THE RESERVATION OF 2,000,000 ADDITIONAL SHARES OF COMMON STOCK OF ISSUANCE THEREUNDER; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

Date:

Date:

Signature(s)
(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)